UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2005

Talk America Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26728 (Commission File Number)	23-2827736 (I.R.S. Employer Identification No.)

12020 Sunrise Valley Drive, Suite 250, Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

(703) 391-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As indicated in Item 7.01 of this report, Talk America has prepared a presentation, for use in investor meetings, that includes certain management estimates of results as of and for the year ended December 31, 2004, a copy of which presentation is being furnished (and not filed) by this report pursuant to Item 7.01 hereof.

ITEM 7.01     REGULATION FD DISCLOSURE.

  The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

   Talk America has prepared, for use in investor meetings, a presentation that discusses, among other things, certain current management estimates of financial and performance results for 2004 and future initiatives. A copy of this presentation is furnished as an exhibit to this report. The information contained in this report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Non-GAAP Measures

The presentation furnished as an exhibit to this report includes non-GAAP financial information. Management believes that earnings before interest, taxes, depreciation and amortization, free cash flow and net cash (debt), non-GAAP financial measures, are useful to investors and other users of our financial information in evaluating liquidity and operating financial performance. Earnings before interest, taxes, depreciation and amortization is a financial measure that is commonly used by readers of financial information in assessing financial performance. Free cash flow and net cash (debt) are financial measures that are commonly used by readers of financial information in assessing financial performance, including liquidity and the ability to meet obligations with available cash flows and cash balances. Management uses free cash flow information as an indication of its overall business performance as well as resources available for the retirement of debt. The definitions of earnings before interest, taxes, depreciation and amortization (operating income plus depreciation and amortization), and free cash flows (cash from operating activities less capital expenditures and capitalized software development costs), are readily determinable from amounts provided in our consolidated statements of cash flows.

It is management's intent at this time to provide non-GAAP financial information to enhance understanding of our GAAP financial results. This information should be considered by the reader in addition to, but not instead of, our financial statements prepared in accordance with GAAP.

A reconciliation of the non-GAAP financial information contained in the presentation to GAAP (2004 estimated) financial results is furnished (not filed) as Exhibit 99.2 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1	Presentation dated January 2005 (furnished, not filed).
99.2	January 2005 Investor Presentation Non-GAAP Reconciliations (furnished, not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005	TALK AMERICA HOLDINGS, INC. By: /s/ Aloysius T. Lawn IV Name: Aloysius T. Lawn IV Title: Executive Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number        Description

99.1	Presentation dated January 2005 (furnished, not filed).
       99.2  January 2005 Investor Presentation Non-GAAP Reconciliations (furnished, not filed).